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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 27, 2005

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                             VENDINGDATA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                               -----------------

            Nevada                        001-32161             91-1696010
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
        Incorporation)                                    Identification Number)

                               6830 Spencer Street
                             Las Vegas, Nevada 89119
                    (Address of principal executive offices)

                                 (702) 733-7195
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 7.01  Regulation FD Disclosure

      On December 27, 2005, the United States Court of Appeals for the Federal Circuit issued a final ruling regarding our Notice of Appeal in the infringement action brought against us by Shuffle Master, Inc. in the United States District Court, District of Nevada (Case NO. CV-S-04-1373-JCM-LRL) on October 5, 2004. The Notice of Appeal related to the order issued by the United States District Court granting Shuffle Master's motion for a preliminary injunction preventing us from selling our PokerOne(TM) Shuffler.

      In its ruling the Court of Appeals reversed the order of the District Court and overturned the preliminary injunction. In addition, the Court of Appeals expressly concluded that under our claim construction, our PokerOne(TM) Shuffler does not infringe on Shuffle Master's patent for its shuffler product. The Court of Appeal's decision permits us to seek damages from Shuffle Master for the period we were wrongfully enjoined. We intend to pursue all available remedies against Shuffle Master relating to this matter.

      This disclosure contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties more fully described in the attached press release filed as Exhibit 99.1 to this Current Report, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. We caution readers not to place any undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

      The information contained in this Item 7.01, including the information set forth in the attached press release filed as Exhibit 99.1 to, and incorporated in, this Current Report, is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information contained in this Item 7.01, including the information in Exhibit 99.1 furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 9.01  Financial Statements and Exhibits

(c) The following exhibits are filed as exhibits to this Current Report on Form 8-K:

            Exhibit No.                    Description
            -----------                    -----------

               99.1     Press Release dated December 28, 2005


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VENDINGDATA CORPORATION


     Dated:  December 29, 2005             /s/ Mark R. Newburg
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                                           Mark R. Newburg,
                                           President and Chief Executive Officer